Exhibit 99.1
Fidelity National Financial, Inc. Reports Fourth Quarter 2009 EPS of $0.30
Jacksonville, Fla. — (February 3, 2010) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services, specialty insurance, claims management services and information services, today reported operating results for the three-month and twelve-month periods ended December 31, 2009.

	Three Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
Total revenue	$1.46 billion	$998.8 million
Net earnings (loss) attributable to common shareholders	$69.3 million	($14.9 million)
Net earnings (loss) per diluted share attributable to common shareholders	$0.30	($0.07)
Cash flow from operations	$12.6 million	$60.5 million

	Twelve Months Ended	Twelve Months Ended
	December 31, 2009	December 31, 2008
Total revenue	$5.83 billion	$4.25 billion
Net earnings (loss) attributable to common shareholders	$222.3 million	($179.0 million)
Net earnings (loss) per diluted share attributable to common shareholders	$0.97	($0.85)
Cash flow from operations	$380.3 million	$4.6 million
     The following are summary financial and operational results for the operating segments of FNF for the three-month and twelve-month periods ended December 31, 2009 and 2008:
     Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
Total revenue	$1.34 billion	$896.2 million
Pre-tax earnings (loss)	$109.6 million	($9.7 million)
Pre-tax margin	8.2%	N/A

	Twelve Months Ended	Twelve Months Ended
	December 31, 2009	December 31, 2008
Total revenue	$5.39 billion	$3.82 billion
Pre-tax earnings (loss)	$370.0 million	($231.0 million)
Pre-tax margin	6.9%	N/A

Month	Direct Orders Opened	Direct Orders Closed
October 2009	207,300	133,700
November 2009	172,400	127,100
December 2009	170,900	139,800

Fourth Quarter 2009	550,600	400,600

Month	Direct Orders Opened	Direct Orders Closed
October 2008	122,700	89,300
November 2008	101,400	66,800
December 2008	204,100	89,200

Fourth Quarter 2008	428,200	245,300

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
4th Quarter 2009	19,200	13,700	$62,700	$4,600
4th Quarter 2008	13,600	7,900	$38,300	$4,800
•	The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
     Specialty Insurance

	Three Months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
Total revenue	$92.8 million	$97.3 million
Pre-tax earnings	$8.7 million	$18.2 million
Pre-tax margin	9.4%	18.7%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2009	December 31, 2008
Total revenue	$380.3 million	$383.3 million
Pre-tax earnings	$43.6 million	$35.0 million
Pre-tax margin	11.5%	9.1%
     “Despite operating against a difficult economic backdrop, 2009 was a year of significant accomplishments that has Fidelity National Financial well positioned as we enter 2010,” said Chairman William P. Foley, II. “We generated total revenue of $5.8 billion, pre-tax profits of $345 million, net earnings of $222 million and cash flow from operations of $380 million. All of these were significant increases over our 2008 results.”
     “The December 2008 acquisition of Lawyers Title and Commonwealth Title was fully integrated during the first half of 2009. From January through March, we aggressively removed costs from those operations and were able to return them to operational profitability by the month of March. The integration of Lawyers and Commonwealth was completed during the second quarter, with an overall total cost reduction of nearly $265 million. We eliminated approximately 2,300 positions, more than 40% of the employees transferred at closing, and more than 240 offices as part of the aggressive integration. These underwriters are fully integrated into the FNF family and we look forward to their continued significant contribution to our market-leading title insurance business in 2010 and beyond.”
     “In April, we were successful in issuing 18.2 million shares of our common stock for approximately $331 million in proceeds to further strengthen our balance sheet. Those proceeds were primarily used to reduce the outstanding balance on our credit facility, repurchase our existing public debt and to make a capital infusion into Lawyers Title to bolster that underwriter’s balance sheet. Throughout 2009, we reduced our outstanding debt by nearly $490 million, while also growing our equity by almost $460 million. As a result, our debt to capital ratio ended the year at 21%, after beginning 2009 at more than 32% and book value per share increased by more than $1.10, or 8%, from the beginning of 2009, ending at $14.41 on December 31, 2009.”

     “We are proud of our accomplishments in 2009, but we are never satisfied. We will continue to manage our title business as we always have, with continued dedication to our weekly operating metrics as we seek to maximize profitability in any market environment. As always, we remain committed to our ultimate goal of continuing to create value for our shareholders.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services, specialty insurance, claims management services and information services. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Lawyers Title, Ticor Title, Security Union Title and Alamo Title — that collectively issue more title insurance policies than any other title company in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. FNF is also a leading information services company in the human resource, retail and transportation markets through another minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120,
dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

Direct title premiums	$353,250	$227,896	$1,475,303	$1,140,266
Agency title premiums	638,187	383,623	2,452,253	1,554,743

Total title premiums	991,437	611,519	3,927,556	2,695,009
Escrow, title-related and other fees	323,464	268,007	1,352,876	1,071,277

Total title and escrow	1,314,901	879,526	5,280,432	3,766,286

Specialty insurance	89,470	94,502	366,036	373,392
Interest and investment income	41,548	31,401	154,456	133,964
Realized gains and losses	9,368	(6,585)	27,452	(22,453)

Total revenue	1,455,287	998,844	5,828,376	4,251,189

Personnel costs	389,384	282,520	1,649,775	1,321,964
Other operating expenses	319,409	305,110	1,343,452	1,179,853
Agent commissions	505,272	306,352	1,951,732	1,218,044
Depreciation and amortization	24,555	28,407	109,206	122,100
Claim loss expense	102,343	82,808	392,577	630,404
Interest expense	8,320	14,633	36,675	58,580

Total expenses	1,349,283	1,019,830	5,483,417	4,530,945
Earnings (loss) from continuing operations before taxes	106,004	(20,986)	344,959	(279,756)
Income tax expense	38,759	(12,962)	106,839	(119,944)

Earnings (loss) from continuing operations before equity investments	67,245	(8,024)	238,120	(159,812)
Earnings (loss) from equity investments	2,291	(5,990)	(11,704)	(13,375)

Net earnings (loss) from continuing operations	69,536	(14,014)	226,416	(173,187)
Discontinued operations, net of tax	—	(993)	(1,881)	(10,039)

Net earnings (loss)	69,536	(15,007)	224,535	(183,226)
Non-controlling interest earnings (loss)	214	(123)	2,224	(4,210)

Net earnings (loss) attributable to common shareholders	$69,322	($14,884)	$222,311	($179,016)

Earnings per share:
Net earnings (loss) from continuing operations attributable to common shareholders — basic	$0.30	($0.07)	$0.99	($0.85)

Net earnings (loss) from continuing operations attributable to common shareholders — diluted	$0.30	($0.07)	$0.97	($0.85)

Weighted average shares — basic	228,502	209,283	224,674	209,974

Weighted average shares — diluted	231,676	209,283	228,485	209,974

Direct operations orders opened	550,600	428,200	2,611,400	1,860,400
Direct operations orders closed	400,600	245,300	1,792,000	1,121,200
Fee per file	$1,368	$1,455	$1,248	$1,503
Actual title claims paid	$148,864	$50,331	$388,101	$278,162

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
December 31, 2009	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,404,371	$1,296,225	$89,470	$18,676

Interest and investment income	41,548	33,391	2,892	5,265
Realized gains and losses	9,368	9,043	470	(145)

Total revenue	1,455,287	1,338,659	92,832	23,796

Personnel costs	389,384	366,075	11,197	12,112
Other operating expenses	319,409	267,330	37,389	14,690
Agent commissions	505,272	505,272	—	—
Depreciation and amortization	24,555	22,277	1,194	1,084
Claim loss expense	102,343	67,983	34,360	—
Interest expense	8,320	104	3	8,213

Total expenses	1,349,283	1,229,041	84,143	36,099

Pretax earnings from continuing operations	106,004	109,618	8,689	(12,303)

Pretax margin	7.3%	8.2%	9.4%	—

Open orders	550,600	550,600	—	—
Closed orders	400,600	400,600	—	—

Three Months Ended			Specialty	Corporate
December 31, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$974,028	$872,614	$94,502	$6,912

Interest and investment income	31,401	28,978	2,662	(239)
Realized gains and losses	(6,585)	(5,366)	102	(1,321)

Total revenue	998,844	896,226	97,266	5,352

Personnel costs	282,520	266,865	10,775	4,880
Other operating expenses	305,110	252,555	37,088	15,467
Agent commissions	306,352	306,352	—	—
Depreciation and amortization	28,407	27,319	671	417
Claim loss expense	82,808	52,251	30,557	—
Interest expense	14,633	581	24	14,028

Total expenses	1,019,830	905,923	79,115	34,792

Pretax earnings (loss) from continuing operations	(20,986)	(9,697)	18,151	(29,440)

Pretax margin	—	—	18.7%	—

Open orders	428,200	428,200	—	—
Closed orders	245,300	245,300	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Twelve Months Ended			Specialty	Corporate
December 31, 2009	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$5,646,468	$5,228,194	$366,036	$52,238

Interest and investment income	154,456	138,339	12,293	3,824
Realized gains and losses	27,452	27,052	1,926	(1,526)

Total revenue	5,828,376	5,393,585	380,255	54,536

Personnel costs	1,649,775	1,565,295	45,349	39,131
Other operating expenses	1,343,452	1,140,669	158,277	44,506
Agent commissions	1,951,732	1,951,732	—	—
Depreciation and amortization	109,206	100,476	5,118	3,612
Claim loss expense	392,577	264,674	127,903	—
Interest expense	36,675	753	30	35,892

Total expenses	5,483,417	5,023,599	336,677	123,141

Pretax earnings from continuing operations	344,959	369,986	43,578	(68,605)

Pretax margin	5.9%	6.9%	11.5%	—

Open orders	2,611,400	2,611,400	—	—
Closed orders	1,792,000	1,792,000	—	—

Twelve Months Ended			Specialty	Corporate
December 31, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$4,139,678	$3,729,259	$373,392	$37,027

Interest and investment income	133,964	120,157	12,929	878
Realized gains and losses	(22,453)	(32,889)	(3,007)	13,443

Total revenue	4,251,189	3,816,527	383,314	51,348

Personnel costs	1,321,964	1,253,563	45,228	23,173
Other operating expenses	1,179,853	964,282	158,269	57,302
Agent commissions	1,218,044	1,218,044	—	—
Depreciation and amortization	122,100	114,989	4,896	2,215
Claim loss expense	630,404	490,952	139,452	—
Interest expense	58,580	5,657	487	52,436

Total expenses	4,530,945	4,047,487	348,332	135,126

Pretax earnings (loss) from continuing operations	(279,756)	(230,960)	34,982	(83,778)

Pretax margin	—	—	9.1%	—

Open orders	1,860,400	1,860,400	—	—
Closed orders	1,121,200	1,121,200	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	December 31,	December 31,
	2009	2008
	(Unaudited)

Cash and investment portfolio	$4,887,411	$4,691,790
Goodwill	1,455,237	1,581,658
Title plant	407,495	431,591
Total assets	7,942,071	8,368,240
Notes payable	861,878	1,350,849
Reserve for claim losses	2,541,420	2,738,625
Secured trust deposits	373,339	474,073
Total equity	3,315,749	2,856,772
Book value per share	$14.41	$13.29
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